UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): April 20, 2022 PLx Pharma Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36351	46-4995704
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Fishers Lane, Suite E, Sparta, New Jersey	07871
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 409-6541

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PLXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As part of a broader review of the governance practices of PLx Pharma Inc. (the “Company”), on April 20, 2022, the Board of Directors (the “Board”) of the Company amended and restated the Company’s Amended and Restated Bylaws (the “Bylaws”) to update certain procedures and make various technical and conforming changes. The Bylaws, as amended and restated (the “Amended Bylaws”), were effective immediately and include, among other things, the following changes:

•	lowering the ownership threshold for stockholders to call a special meeting from 66 2/3% to 20%;

•	updating the advance notice requirements for director nominations and shareholder proposals;

•	allowing long-term shareholders the ability to nominate directors in the Company’s proxy statement via a “proxy access” provision;

•	including a resignation policy for any director who fails to receive support from a majority of votes cast;

•	clarifying the process for stockholders to act by written consent; and

•	lowering the threshold for stockholders to amend the Bylaws from a 66 2/3% approval to a majority standard.

The Amended Bylaws also contain conforming, clarifying and updating changes, as well as certain other routine and non-substantive updates and revisions. The description above of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws set forth in Exhibit 3.1 to this Form 8-K and incorporated in this Item by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	3.1	Amended and Restated Bylaws of PLx Pharma Inc.

	104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX PHARMA INC.

Dated: April 21, 2022	By:	/s/ Natasha Giordano
		Name:	Natasha Giordano
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of PLx Pharma Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).